
<ARTICLE>5
<LEGEND>
This Schedule contains summary financial information extracted from the registrant's Balance Sheet as of September 30, 1996 and
Income Statement for the nine months ended September 30, 1996 and is qualified in its entirety by reference to such financial
statements.
</LEGEND>
<MULTIPLIER>1
<PERIOD-TYPE>                                               9-MOS
<FISCAL-YEAR-END>                                     DEC-31-1996
<PERIOD-END>                                          SEP-30-1996
<CASH>                                                  1,444,000
<SECURITIES>                                                    0
<RECEIVABLES>                                           1,221,000
<ALLOWANCES>                                                    0
<INVENTORY>                                                     0
<CURRENT-ASSETS> <F1>                                           0
<PP&E>                                                530,078,000
<DEPRECIATION>                                      (134,854,000)
<TOTAL-ASSETS>                                        421,440,000
<CURRENT-LIABILITIES> <F1>                                      0
<BONDS>                                                38,381,000
<COMMON>                                               22,976,000
<PREFERRED-MANDATORY>                                           0
<PREFERRED>                                                     0
<OTHER-SE>                                            353,120,000
<TOTAL-LIABILITY-AND-EQUITY>                          421,440,000
<SALES>                                                         0
<TOTAL-REVENUES>                                       41,254,000
<CGS>                                                           0
<TOTAL-COSTS>                                                   0
<OTHER-EXPENSES>                                       17,206,000
<LOSS-PROVISION>                                          418,000
<INTEREST-EXPENSE>                                      1,502,000
<INCOME-PRETAX>                                        23,354,000
<INCOME-TAX>                                                    0
<INCOME-CONTINUING>                                    23,354,000
<DISCONTINUED>                                                  0
<EXTRAORDINARY>                                                 0
<CHANGES>                                                       0
<NET-INCOME>                                           23,354,000
<EPS-PRIMARY>                                                1.02
<EPS-DILUTED>                                                1.02

F1 Current assets and current liabilities are not applicable to the Company under current industry standards.

                                                          Page 64
